                                                                    EXHIBIT 10.1


                              AMENDMENT NO. 10 TO
                              -------------------
                        PURCHASE AND SALE AGREEMENT AND
                        -------------------------------
                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


          THIS AMENDMENT NO. 10 TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Amendment") is made and entered into and effective as of
                    ---------
April 20, 2000, by and between KAISER VENTURES INC., a Delaware corporation and KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation (collectively, "Seller"), and ONTARIO VENTURES I, LLC, a Delaware limited liability company
-------
("Buyer").
-------

                                    RECITALS
                                    --------

          A. WHEREAS, Buyer and Seller have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 19, 1999 as amended by that certain Amendment No. 1 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 2, 1999, by that certain Amendment No. 2 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 12, 1999, by that certain Amendment No. 3 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 19, 1999, by that certain Amendment No. 4 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 30, 1999, by that certain Amendment No. 5 to Purchase and Sale Agreement and Joint Escrow Instructions And Side Letter Agreement dated as of February 4, 2000, and by that certain Amendment No. 6 to Purchase and Sale Agreement and Joint Escrow Instructions And Side Letter Agreement dated as of March 6, 2000, by that certain Amendment No. 7 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter dated as of March 10, 2000, and by that certain Amendment No. 8 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter dated as of March 13, 2000, and by that certain Amendment No. 9 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter dated as of March 14, 2000 (collectively, the "Purchase Agreement"); and
                                         ------------------

          B. WHEREAS, Buyer and Seller desire to again amend and the Purchase Agreement and Side Letter Agreement, as more particularly set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

                                   AGREEMENT
                                   ---------

          1.   Amendments.  The Purchase Agreement and Side Letter Agreement are
               ----------
hereby amended as follows:

          A.  The "Contingency Date" (as defined in Section 1.11 of the Purchase
                   ----------------
          Agreement) shall be extended further to May 12, 2000. On or prior to May 12, 2000, Buyer shall have exercised its right to terminate Escrow pursuant to Section 4.7 of the Purchase Agreement with respect to all contingencies except the DTSC Issues (defined below), or such right to terminate Escrow shall be deemed waived by Buyer. On or prior to May 12, 2000, Seller shall have exercised its right to terminate Escrow pursuant to Section 4.8 of the Purchase Agreement, or such right to terminate Escrow shall be deemed waived by Seller.

          If the DTSC Issues (as defined below) have not been resolved (as herein described) and approved by Buyer on or prior to May 12, 2000, then the Contingency Date shall be extended automatically to May 19, 2000 solely with respect to Buyer's approving or disapproving the DTSC Issues provided that the
May 12 Deposit is timely made as provided in Paragraph B below.   As used in
this Amendment, the term "DTSC Issues" means the DTSC's determination of the
                          -----------
nature and scope of any material closure requirements for any RCRA units identified on the Real Property, the CSI Property and the Speedway Property, as more particularly set forth in the three following memoranda: (i) a memorandum from Kathy San Miguel to Files via Robert M. Senga, Unit Chief dated April 13, 2000; (ii) a memorandum from Kathy San Miguel to Files via Robert M. Senga, Unit Chief dated April 10, 2000; and (iii) a memorandum from Thomas M. Seckington to Greg Holmes dated April 12, 2000 and Buyer's approval or disapproval of the impact of such requirements on the Property, the IT Contract and the Insurance Policies. The foregoing DTSC Issues shall be deemed to be "resolved" upon Buyer's receipt of a letter or memorandum from the DTSC to Buyer which sets forth the DTSC's final characterization of the nature and scope of the material closure requirements for all defined RCRA units which must be assumed and performed by Buyer following the Close of Escrow. Buyer shall thereafter have the right to approve of the manner in which such requirements have been incorporated into the final Consent Order and the impact of such requirements on the Property, including, without limitation, the IT Contract and the insurance policies. Buyer's approval shall be given or withheld, in Buyer's sole and absolute discretion, on or before the earlier of the fifth (5th) business day after Buyer's receipt of the letter described above or the Contingency Date (as it may have been extended pursuant to this paragraph). If Buyer timely determines that the DTSC Issues have not been resolved as provided above and approved by Buyer, then Buyer shall have the right to terminate Escrow in accordance with Section 4.7 of the Purchase Agreement. Buyer's failure to notify Seller and Escrow Holder on or prior to the earlier of the fifth (5th) business day after Buyer's receipt of the letter described above or the Contingency Date (as it may have been extended pursuant to this paragraph) of Buyer's election to terminate Escrow in accordance with Section 4.7 of the Purchase Agreement based upon the DTSC Issues shall constitute a waiver of Buyer's right to terminate the Purchase Agreement pursuant to Section 4.7 based upon the DTSC Issues.

          B. As consideration for the extension of the Contingency Date, concurrent with the execution of this Amendment, Buyer shall deliver to Escrow Holder a nonrefundable deposit in the amount of Fifty Thousand Dollars ($50,000) (the "April 20 Deposit"), which April 20 Deposit shall be released to Seller as
      ----------------
set forth in Section 3.1.2 of the Purchase Agreement. If the DTSC Issues have not been resolved and approved on or prior to May 12, 2000 and Escrow has not been terminated by Buyer or Seller pursuant to their respective rights in
Article 4 of the Purchase Agreement, then on May 12, 2000, Buyer shall deliver to Escrow Holder a refundable deposit in the amount of Fifty Thousand Dollars ($50,000) (the "May 12 Deposit"), which deposit shall be held by Escrow Holder
                --------------
as provided in Section 3.1.2 of the Purchase Agreement. If the Contingency Date is extended to May 19, 2000 pursuant to Paragraph A above and Buyer does not exercise its right to terminate Escrow on or prior to the extended Contingency Date based upon the DTSC Issues, then Buyer shall deliver to Escrow Holder on May 19, 2000 a nonrefundable deposit in the amount of (i) One Hundred Thousand Dollars ($100,000) if Buyer and DTSC have reached an agreement on a final Consent Order for the former Kaiser Steel Mill, or (ii) Two Hundred Thousand Dollars ($200,000) if Buyer and DTSC have not reached agreement on a final Consent Order for the former Kaiser Steel Mill by such date (either sum shall be herein referred to as the "Final Deposit"). The May 12 Deposit and the
                                    -------------
Final Deposit shall be released to Seller as provided in Section 3.1.2 below. Whether the DTSC and Buyer have agreed upon a final Consent Order shall be evidenced by (x) a letter executed and delivered by the DTSC stating that the DTSC is willing to execute an attached Consent Order, without any change, modification or any contingency, subject only to Buyer or its permitted assignee taking title to the Real Property, and (y) a letter from Buyer to Seller stating that Buyer or its permitted assignee will execute and deliver the Consent Order attached to the DTSC's letter without any change, modification or amendment or any contingency other than Buyer or its permitted assignee taking title to the Real Property.

          C.   The "Closing Date" (as defined in Section 1.9 of the Purchase
                    ------------
Agreement) shall be revised to mean June 29, 2000, unless Buyer and Seller mutually agree to an earlier date.

          D. Notwithstanding any other provision of this Amendment, in the event the DTSC Issues are resolved and approved of or disapproved of on or prior to May 12, 2000, then the Contingency Date shall not be extended beyond May 12, 2000. In such case, if the Purchase Agreement is not terminated by Buyer or Seller in accordance with Article 4 thereof on or prior to May 12, 2000, the Final Deposit shall be delivered to Escrow Holder together with the May 12 Deposit, and the Closing Date shall be revised to be one business day earlier for each business day prior to May 19, 2000 that the DTSC Issues are resolved and approved of.

          E. Section 3.1.2 of the Purchase Agreement is hereby revised to read in full as follows:

          3.1.2    Disposition of Deposit.  To date, Buyer has delivered to
                   ----------------------
          Escrow Holder, which has in turn released to Seller, the total sum of Two Hundred Fifty Thousand Dollars ($250,000.00), which is the sum of Seventy-Five Thousand Dollars ($75,000.00) which was released to Seller on December 17, 1999, the sum of Seventy-Five Thousand Dollars ($75,000.00) which was released to Seller on February 4, 2000, and the sum of One Hundred Thousand Dollars ($100,000.00) which was released to Seller on March 13, 2000 (collectively, the "Initial
                                                                   -------
          Deposit"). Any portion of the Initial Deposit, the April 20 Deposit,
          -------
          the May 12 Deposit, and the Final Deposit which has been released to Seller prior to the termination of the Agreement shall be retained by Seller and become non-refundable to Buyer, so long as Seller has not materially defaulted, including, without limitation, by not delivering the Deed. Notwithstanding the foregoing, the May 12 Deposit shall be retained by Escrow Holder until (a) the termination of Escrow by Buyer based upon the unresolved DTSC Issues, in which case the May 12 Deposit and all interest thereon shall be returned to Buyer promptly following such termination, or (b) Buyer's waiver or approval of the DTSC Issues, in which case the May 12 Deposit and all interest thereon shall be delivered to Seller together with the Final Deposit. Following the Contingency Date, in the event this Agreement is terminated or the Close of Escrow fails to occur by reason of Buyer's default hereunder, the entire Initial Deposit, the entire April 20 Deposit, the entire May 12 Deposit, and, if required to be delivered to Escrow Holder pursuant to this Agreement, the entire Final Deposit (including all interest accrued on each of them prior to delivery to Seller) shall constitute liquidated damages pursuant to Section 6.2 below. In the event this Agreement is terminated by reason of Seller's material default or the Close of Escrow fails to occur by reason of Seller's material default hereunder, the entire Initial Deposit, the entire April 20 Deposit, the entire May 12 Deposit, and, if delivered to Escrow Holder pursuant to this Agreement, the entire Final Deposit (including all interest accrued on each of them prior to delivery to Seller) shall be returned to Buyer. Upon the Close of Escrow, the entire Deposit, the entire April 20 Deposit, the entire May 12 Deposit and the entire Final Deposit (including all interest thereon) shall be credited towards the payment of the Purchase Price.

          F. As used in any other provision of the Purchase Agreement that is not expressly modified by this Amendment, the term "Deposit" shall refer to the
                                                    -------
Initial Deposit, the April 20 Deposit, the May 12 Deposit and the Final Deposit and any interest which has accrued thereon.

          G. Section 4.7 of the Agreement is hereby replaced with the following:

               4.7  Termination by Buyer Prior to Contingency Date.  Buyer shall
                    ----------------------------------------------
     have the right, exercisable in Buyer's sole and absolute discretion at any time on or prior to the Contingency Date, to terminate this Agreement for any reason or no reason whatsoever; provided, however that following May
                                         --------  -------
     12, 2000, Buyer shall have the right, exercisable in Buyer's sole and absolute discretion, to terminate this Agreement only based upon the DTSC Issues, in accordance with Section 4.9 below. If Buyer shall, on or prior to the Contingency Date, deliver written notice of termination of this Agreement to Seller and Escrow Holder, then this Agreement shall terminate, Seller shall retain any portion of the Initial Deposit and the April 20 Deposit which has been released to Seller prior to the date of such termination, the May 12 Deposit shall be returned to Buyer, Escrow shall be canceled, Seller and Buyer shall each pay one-half (1/2) of all Title Company and Escrow cancellation fees, and Buyer and Seller shall have no further obligations to each other hereunder, except as otherwise expressly set forth herein. In that event, Buyer shall return to Seller all documents delivered to Buyer at the request of Seller. Buyer's failure to deliver written notice of Buyer's election to terminate this Agreement in accordance with this Section 4.7 shall constitute a waiver of Buyer's right to disapprove any matters set forth in this Article 4, except as expressly provided in Section 4.1, above.

          H. Section 4.8 of the Purchase Agreement is hereby revised to read in full as follows:

          4.8  Termination by Seller.   If Buyer disapproves any of (i) the
               ---------------------
          Adjacent Property Indemnification and Other Agreements or (ii) the Permits or (iii) any of the Other Assumed Obligations and Liabilities, then Seller shall have the right, within fourteen (14) days after Buyer gives notice of such disapproval but in no event later than May 12, 2000, to terminate this Agreement, in which event the Seller shall retain any portion of the Initial Deposit and the April 20 Deposit which has been released to Seller prior to the termination of the Agreement as set forth in Section 3.1.2 hereof. Notwithstanding anything to the contrary, with respect to the following railroad obligation only, Buyer shall only be obligated to assume Kaiser Venture Inc.'s guaranty of and the obligation of Kaiser Recycling Corporation ("KRC") to "provide space for a rail storage yard
                        ---
          sufficient to meet the needs of the Company," as required by Section 2.2(A) of the Members Operating Agreement of West Valley MRF, LLC ("MRF") dated as of June 19, 1997 in accordance with and to the extent
           ----
          of the matters set forth below in this Section. Such agreement is as follows: (a) MRF must use the Tar Pits Parcel for rail storage purposes to the extent set forth below; (b) Buyer will, without charge, grant to MRF through Escrow at the Close of Escrow, a nonexclusive easement, to be used by MRF to the extent the Tar Pits Parcel is not available for MRF's rail storage purposes, drafted by Buyer to MRF (but MRF shall pay any recording costs), KRC, or Seller granting to MRF the nonexclusive right to use the existing rail tracks on Parcel 5 of the Land (APN No. 229-291-29) for MRF's rail storage purposes (x) for a storage period not exceeding 48 hours, except that on weekends and holidays such period shall be extended to 72 hours, (y) for storage of rail cars being delivered to or picked up from MRF, and (z) for an aggregate use at any one time not to exceed one and one-half (1-1/2) trains (hereinafter called "Rail Storage"), all subject to the
                                              ------------
          conditions set forth below (the "Existing Track Easement"), (c) Buyer
                                           -----------------------
          shall, without charge, through Escrow at the Close of Escrow, grant to MRF a new, nonexclusive blanket easement pursuant to which MRF may, at its sole cost and expense, construct on such portions of the area of said Parcel 5 of the Land on which there is no existing track as Buyer may reasonably approve, additional railroad track to be used for Rail Storage or spur line purposes, subject to the conditions set forth below (the "Additional Track Easement"), so long as such tracks are
                      -------------------------
          (aa) in a location reasonably approved by Buyer or its assigns after consultation with the MRF, (bb) available for use by Buyer and its assignees if not in use by or necessary for the operations of MRF, and
          (cc) are consistent with any and all rights granted to any party prior to the date of notification by MRF to Buyer or its assigns that MRF intends to construct such additional railroad track, including, without limitation, rights granted to Speedway Development Corporation or The California Speedway Corporation; and (d) Buyer shall, without charge, through Escrow at the Close of Escrow, grant to MRF, subject to the easement granted for the San Sevaine Channel, and subject to there being property which satisfies the condition set forth in this
          (d), a nonexclusive easement to construct (at MRF's sole cost and expense) additional railroad track to be used for Rail Storage or spur line purposes, subject to the conditions described below (the "San
                                                                         ---
          Sevaine Track Easement"), so long as Buyer and its assigns may use
          ----------------------
          such track if not in use by or necessary for the operations of MRF. Such easement shall only be used to the extent that the ultimate location and construction of the San Sevaine Channel is such that there exists, after such location and construction, a portion of the Land which lies east of the San Sevaine Channel and west of the
                          ----                                ----
          easterly boundary of the Land. Buyer (at its cost) and Seller (at its cost) shall negotiate in good faith the final form of each of such above-referenced easements on or prior to May 12, 2000.

          Buyer shall have the right to establish reasonable rules for the use and conduct of operations of the railroad and on the rail storage facilities, including provisions to ensure that no activity or construction undertaken by MRF shall cause Buyer or its assigns to incur any out-of-pocket third party cost or expense.

          At such time as the MRF begins to use any easement for Rail Storage, Buyer shall request that CSI and The California Speedway agree to increase the size of the Rail Transportation Committee to include a representative of the MRF.

          With respect to the Additional Track Easement and the San Sevaine Track Easement, such easements shall provide that they will not be exercised and used by the MRF if it is commercially reasonable to use the Tar Pits Parcel for Rail Storage. The Parties agree that it shall be commercially unreasonable, among other things, to require the remediation of the Tar Pits Parcel in a manner other than the use of a capping strategy. In addition, Buyer and the MRF shall in good faith determine the final location of the additional track and switches to be constructed pursuant to the exercise of the rights granted pursuant to the Additional Track Easement and/or the San Sevaine Track Easement. Other than providing the Existing Track Easement, the Additional Track Easement and the San Sevaine Channel Easement, Buyer shall have no obligation to grant or convey any other real property or interest therein to Seller, the MRF or KRC pursuant to Section 2.2 (A).

          Seller hereby agrees that in no event shall Buyer assume any obligation of Seller or any related entity to expend money pursuant to any agreement relating to the MRF for any capital or operational cost relating to the rail operations of the MRF. Buyer shall have no obligation to contribute, grant or convey any other real property or interest therein to MRF or KRC pursuant to such Section 2.2(A).

          I. Section 6.2. of the Purchase Agreement is hereby revised to read in full as follows:

          6.2  Default by Buyer.  IN THE EVENT THAT BUYER FAILS IN THE
               ----------------
          PERFORMANCE OF ANY OF ITS OBLIGATIONS HEREUNDER FOLLOWING THE CONTINGENCY DATE BUT PRIOR TO THE CLOSE OF ESCROW, OR IN THE EVENT THAT THE CLOSE OF ESCROW SHALL FAIL TO OCCUR BY REASON OF A DEFAULT IN BUYER'S OBLIGATIONS HEREUNDER, THE PARTIES AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IN THE EVENT THAT THE CLOSE OF ESCROW SHALL FAIL TO OCCUR BY REASON OF A DEFAULT IN BUYER'S OBLIGATIONS HEREUNDER, SELLER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY FOR SUCH DEFAULT, TO IMMEDIATELY TERMINATE THIS AGREEMENT UPON SUCH DEFAULT, IN WHICH CASE THE SELLER SHALL RETAIN ANY PORTION OF THE INITIAL DEPOSIT, THE APRIL 20 DEPOSIT, THE MAY 12 DEPOSIT AND/OR THE FINAL DEPOSIT ALREADY RELEASED TO SELLER AS LIQUIDATED DAMAGES AND BUYER SHALL NOT BE ENTITLED TO RECOVER ANY OF ITS DUE DILIGENCE EXPENSES PURSUANT TO
          ARTICLE 4 ABOVE. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676, AND 1677. THE PARTIES HAVE SET FORTH THEIR INITIALS BELOW TO INDICATE THEIR AGREEMENT WITH THE LIQUIDATED DAMAGES PROVISION CONTAINED IN THIS SECTION. SELLER WAIVES ALL OTHER REMEDIES AGAINST BUYER FOR BUYER'S FAILURE TO CLOSE ESCROW, INCLUDING ANY RIGHT TO SPECIFIC PERFORMANCE UNDER CALIFORNIA CIVIL CODE SECTION 1680 OR ANY OTHER APPLICABLE LAW.

          BUYER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE PROVISIONS OF THIS SECTION 6.2 AND BY THEIR INITIALS BELOW AGREE TO BE BOUND BY ITS TERMS.

                      SLM                            TLC
               -----------------                ----------------

               Buyer's Initials                  Seller's Initials

          J. The Purchase Agreement and the Side Letter are hereby amended to provide that the date by which Buyer and Seller shall negotiate in reasonable good faith to finalize the remaining provisions of Exhibits E, G, K, L, M, M-I, Q, Y and CC and attach them to the Purchase Agreement shall be May 12, 2000. In addition, Buyer and Seller shall negotiate in reasonable good faith to finalize the following new and revised Exhibits on or prior to May 12, 2000: (i) Exhibit F (to replace existing Exhibit F), (ii) Exhibit H (to replace existing Exhibits H and U), (iii) Exhibit J (to replace existing Exhibit J), (iv) Exhibit O (to replace existing Exhibit O), (v) Exhibit P (to replace existing Exhibit P), (vi) Exhibit R (to replace existing Exhibit R), (vii) Exhibit S (to replace existing Exhibit S), (viii) Exhibit V (to replace existing Exhibit V), (ix) Exhibit W (to replace existing Exhibit W), (x) Exhibit Z (to replace existing Exhibit Z), (xi) Exhibits AA and BB (to replace existing Exhibits AA and BB), and (xii) a new Exhibit EE, which shall set forth the form of any agreement between Buyer and KVI, KRC, WVRT and West Valley MRF, LLC regarding certain environmental and other covenants and indemnities affecting the Tar Pits Parcel, the Household Hazardous Waste Parcel and the MRF Parcel. During the time between the date hereof and May 12, 2000, the Parties shall diligently and in reasonable good faith attempt to finalize such Exhibits, and new and revised Exhibits. In the event that all of such Exhibits, and such new and revised Exhibits are not so agreed upon on or prior to May 12, 2000, then either Buyer or Seller may terminate the Purchase Agreement, in which event the provisions of Section 4.7 thereto shall apply as if Buyer had terminated the Purchase Agreement and thus, any portion of the Initial Deposit and the April 20 Deposit theretofore released to Seller shall not be refunded to Buyer.

          K. Section 4.9 of the Purchase Agreement is hereby amended by extending the date by which Buyer and Seller shall negotiate in good faith to finalize the IT Contract and performance bond therefor or each of the Insurance Policies so that they are acceptable to Seller to May 12, 2000 (or May 19, 2000, in the event that the DTSC Issues remain unresolved and not approved or disapproved on May 12, 2000 and the Contingency Date is extended to May 19,
2000). If all of such Insurance Policies, the IT Contract and the performance bond therefor are not so agreed upon on or prior to such date, then either Buyer or Seller may terminate the Purchase Agreement, in which event the provisions of
Section 4.7 thereto shall apply as if Buyer had terminated the Purchase Agreement and thus, any portion of the Initial Deposit and the April 20 Deposit theretofore released to Seller shall not be refunded to Buyer.

          L. Section 4.1 of the Purchase Agreement is hereby amended to provide that: (i) Buyer has received an updated Survey from Seller and an updated PTR from the Title Company; (ii) Seller shall have until and including May 1, 2000 to notify Buyer of Seller's election to cure or not cure any title and survey objections set forth in any objection letters delivered by Buyer to Seller on or before April 27, 2000; and (iii) if Seller cannot or refuses to cure any title or survey objections set forth in any objection letters delivered by Buyer to Seller on or before April 27, 2000, Buyer shall have the right to terminate the Agreement and to cancel Escrow by delivering written notice to Seller and Escrow Holder on or prior to May 12, 2000, in which case the Parties' rights shall be as set forth in Section 4.7 of the

Agreement as if Buyer had terminated the Purchase Agreement and thus any portion of the Initial Deposit and the April 20 Deposit theretofore released to Seller shall not be refunded to Buyer. Unless Seller elects otherwise, in no event shall Seller be required to cure any title objection other than a monetary encumbrance, as provided in Section 4.1 of the Purchase Agreement.

     2.   No Other Amendments.  Except as expressly amended hereby, the Purchase
          -------------------
Agreement is unchanged and in full force and effect.

     3.   Counterparts.  This Amendment may be executed in counterparts, each of
          ------------
which shall be an original and all of which taken together shall constitute the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates written below.

Buyer:                        ONTARIO VENTURES I, LLC, a Delaware limited
-----
                              liability company

                              By:  LandBank Environmental Properties, LLC,
                                   a Delaware limited liability company, its
                                   Manager

                                   By:  LandBank, Inc., a Delaware corporation,
                                        its managing member


                                   By: /s/ Stuart L. Miner
                                      ---------------------------------------

Date Executed: 4/25/00             Its: Vice President
              ------------             --------------------------------------


Seller:                       KAISER VENTURES INC., a Delaware corporation
------

                              By: /s/ Terry L. Cook
                                 -------------------------------------------

Date Executed: 4/25/00        Its: Executive Vice President
              ------------        ------------------------------------------

                              KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation



                              By: /s/ Terry L. Cook
                                 ------------------------------------------

Date Executed: 4/25/00        Its: Vice President
              ------------        -----------------------------------------

RECEIVED AND ACCEPTED THIS ____ DAY OF_____________, 2000.


ESCROW HOLDER:

CHICAGO TITLE INSURANCE COMPANY



By:____________________________

Its:___________________________